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                                                                    Exhibit 10.8

                    SUPPLEMENT TO SECURITIES PURCHASE AGREEMENT



     This Supplement dated as of the ____ day of June, 1998, by and among Radio Unica Corp., a Delaware corporation which is successor by merger to Radio Unica Corp., a Florida corporation (the "Company"), Radio Unica Holdings Corp., a Delaware corporation ("Holdings"), Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"), and the other parties signatory hereto (the "Investors").

                               W I T N E S S E T H :

     WHEREAS, the Company, Warburg and the Investors are parties to a Securities Purchase Agreement dated August 11, 1997 (the "Purchase Agreement");

     WHEREAS, an Agreement of Merger (the "Merger Agreement") dated as of the date hereof, has been entered into by and among the Company, Holdings and Radio Unica Acquisition Co. pursuant to which the Company will become a wholly-owned subsidiary of Holdings;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

     1. Effective on the effective date of the Merger Agreement, the Purchase Agreement is hereby amended to provide that all references contained therein to the Company shall be deemed references to Holdings and all affirmative and negative covenants and other provisions which reference the Company shall be deemed references to Holdings.

     2. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect.



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     IN WITNESS WHEREOF, the undersigned have executed this Supplement as of the day and year first above written.

                              RADIO UNICA CORP.

                              By: /s/ Joaquin Blaya
                                 ------------------------


                              RADIO UNICA HOLDINGS CORP.

                              By: /s/ Joaquin Blaya
                                 ------------------------


                              WARBURG, PINCUS VENTURES, L.P.

                              By:  Warburg, Pincus & Co.,
                                   General Partner

                              By: /s/ John D. Santoleri
                                 -------------------------

                                  /s/ Joaquin Blaya
                              ----------------------------
                              Joaquin Blaya

                                  /s/ Herbert Levin
                              ----------------------------
                              Herbert Levin

                                  /s/ Andrew Goldman
                              ----------------------------
                              Andrew Goldman

                                  /s/ Alan Stess
                              ----------------------------
                              Alan Stess

                                  /s/ Barnett Alley
                              ----------------------------
                              Barnett Alley





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